                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                           ------------------------------

                                      FORM 8-K

                                   CURRENT REPORT




       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 17, 1998
-------------------------------------------------------------------

                  NYLIFE STRUCTURED ASSET MANAGEMENT COMPANY LTD.
               -----------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          TEXAS                              33-43870            13-3641944
          -----                              --------            ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                                 Identification
                                                                 Number)


     51 Madison Avenue, Room 1700, New York, New York               10010
     ------------------------------------------------            ----------
          (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (212) 576-6456
                                                   --------------

ITEM 2 - DISPOSITION OF ASSETS;  ITEM 5 - OTHER EVENTS

On December 17, 1998, NYLIFE Structured Asset Management Company Ltd. ("SAMCO") sold to Protection One Alarm Monitoring, Inc., as successor by merger to WestSec, Inc. ("WestSec"), its remaining security alarm monitoring contracts and related assets, including those which constituted the collateral securing SAMCO's Series C Notes. The purchase price for the contracts and related assets was $29.5 million.

The transaction was consummated pursuant to a Settlement Agreement dated December 17, 1998 between SAMCO and WestSec which resolved the litigation between the parties described in SAMCO's Form 10-Q for the quarter ended September 30, 1998.

A portion of the proceeds of the sale were used to purchase United States Government obligations which were deposited with United States Trust Company of New York (the "Trustee") pursuant to section 7.1(b) of the Indenture. The securities have an aggregate value that is sufficient to pay principal and interest to the Series C Noteholders on the remaining distribution dates of February 15, 1999, May 17, 1999 and at maturity on August 16, 1999. Under section 7.1(b) of the Indenture, upon the aforesaid deposit and satisfaction of certain other conditions, SAMCO is entitled to be relieved of its obligations under the Series C Notes, the Indenture and the Security Agreement. SAMCO expects to satisfy these conditions on or about March 19, 1999.

SAMCO is contractually obligated to obtain a release of the lien of the Security Agreement not later than March 24, 1999.


ITEM 7 - FINANCIAL STATEMENT, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

               1. Accounts Purchase Agreement dated December 17, 1998 between Protection One Alarm Monitoring, Inc., as successor by merger to WestSec, Inc. and NYLIFE Structured Asset Management Company Ltd.

               2. Settlement Agreement dated December 17, 1998 between Protection One Alarm Monitoring, Inc., as successor by merger to WestSec, Inc. and NYLIFE Structured Asset Management Company Ltd.

               3. Indemnity Agreement from SAMCO to the Trustee dated December 18, 1998.

               4. Settlement Agreement and Release among BK Financial, Inc., Tudor Financial, Inc. and SAMCO dated December 11, 1998.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    NYLIFE Structured Asset Management Company Ltd


Date: January 5, 1999
                                   By:  /s/   Kevin M. Micucci
                                   --------------------------------------
                                             Kevin M. Micucci
                                        President (Principal Executive,
                                        Financial and Accounting Officer)

                                          2